Unvested Restricted Stock (Notes)	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Unvested Restricted Stock [Text Block]
(21)    Unvested Restricted Stock Issuance

On February 12 2015, Security Federal Corporation issued 1,473 shares of restricted stock at $17.22 per share to the Company’s Chief Executive Officer (“CEO”). The issuance was in lieu of annual incentive pay for the 2014 Incentive Plan year. Based on restrictions set forth in our agreement with the U.S Department of Treasury as part of the Company’s participation in the Community Development Capital Initiative Program, the CEO is not permitted to receive cash incentive pay. The shares cliff vest at the end of two years. All dividends until that date are held in an escrow account.